RELEASE AND INDEMNIFICATION AGREEMENT

This Release and Indemnification Agreement ("Agreement") is made on this the ______9th_____ day of November, 2017, by and among **CRAZY FOR THE BOYS GA LLC**, a Georgia limited liability company with its principal office located at 236 Sarles Street, Mount Kisco, NY 10549 ("LUKOPW AFFILIATES"), **BRIAN LUKOW**, an individual residing at 236 Sarles Street, Mount Kisco, NY 10549, and his affiliated companies, **CRAZY FOR THE BOYS MOVIE LLC**, a Nevada limited Liability Company and **ALL FOR ONE MEDIA, INC**, a Utah Corporation, collectively referred to ("Lukow Affiliates" on the one hand, and **DANIEL REARDON** an individual residing at 341 W. 24TH Street, Apt 5A, New York, NY 10011 ("Reardon"), and his affiliated companies, **PEAK DISTRIBUTION PARTNERS LLC**, with offices at 341 W. 24TH Street, Apt 5A, New York, NY 10011 ("Peak"), and **COASTAL FILM STUDIOS LLC** with offices at 1610 Staley Avenue, Savannah, Georgia 31405 ("Coastal"), collectively referred to as ("Reardon Affiliates") on the other hand, collectively referred to herein as the "Parties".

RECITALS:

WHEREAS, the Parties have entered into numerous agreements both orally and in writing with regard to the production of a motion picture entitled Crazy For the Boys and the parties desire to enter into this Agreement in order to compromise, settle and fully release present, future or potential claims that either may have against each other; and

WHEREAS, the Parties acknowledge the receipt of Ten and 00/100 Dollars ($10.00) and other good and valuable consideration in hand, the receipt and sufficiency of which are hereby acknowledged, for the releases conveyed in this agreement.

TERMS OF RELEASE AND INDEMNICATION AGREEMENT:

NOW, THEREFORE, for and in consideration of the mutual covenants and benefits derived and to be derived from this Agreement by each Party, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, by the Parties, the Parties hereby agree as follows:

1. The recitals and definitions above are true and correct and incorporated herein as part of the Agreement;

2. Lukow Affiliates releases and forever discharges Reardon, Peak, and Coastal, and any of its agents, representatives and successors in interest, of any and from any and all of causes of actions, debts, sums of money, accounts, covenants, contracts, controversies, agreements, promises, trespasses, damages, judgments, claims and demands whatsoever, past, present, or future, known or unknown, in law or in equity, Lukow Affiliates has or may have in the future against Reardon and his affiliated Companies.

3. Reardon Affiliates releases and forever discharges Lukow Affiliates, and any of its agents, representatives and successors in interest, of any and from any and all of causes of actions, debts, sums of money, accounts, covenants, contracts, controversies, agreements, promises, trespasses, damages, judgments, claims and demands whatsoever, past, present, or future, known or unknown, in law or in equity, Reardon Affiliates has or may have in the future against Lukow Affiliates.

4. The Parties hereby undertake and agree to retain in confidence the contents of this Agreement, and to require its employees, consultants, professional representatives, joint venture partners, and agents to retain in strictest confidence, all such information contained in this Agreement. The Parties agree and understand that this provision will not apply in the event either Party is ordered to comply with the requirements of any law, governmental order or regulation.

5. The Parties hereby undertake and agree not to make any disparaging comments or remarks about each other, and to direct its employees, consultants, professional representatives, joint venture partners, and agents to refrain from making any such disparaging comments.

6. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

SIGNATORIES

This Agreement is hereby executed on this the 13 day of November 2017.

CRAZY FOR THE BOYS GEORGIA, LLC

[signature]

BRIAN LUKOW, MANAGER

DANIEL REARDON, INDIVIDUALLY

[signature: Daniel Reardon]

PEAK DISTRIBUTION PARTNERS, LLC

[signature: Daniel Reardon]

DANIEL REARDON, MANAGER

COASTAL FILM STUDIOS, LLC

[signature: Daniel Reardon]

DANIEL REARDON,
AUTHORIZED SIGNATORY

BRIAN LUKOW, INDIVIDUALLY

____

CRAZY FOR THE BOYS MOVIE, LLC

____

BRIAN LUKOW, MANAGER

ALL FOR ONE MEDIA, INC.

____

BRIAN LUKOW, PRESIDENT